LCM INTERNET GROWTH FUND, INC.
                             A MARYLAND CORPORATION

                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2000

                               223 W. Lake Street
                            Chicago, Illinois 60606
                                  312-705-3028

              As of September 30, 2000 the issuer had outstanding
               2,582,883 shares of Common Stock ($0.01 par value)

                         LCM INTERNET GROWTH FUND, INC.

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
   I.       Letter to Shareholders                                       3

   II.      Abbreviated Table of Investment Results                      4

   III.     Fund Description                                             5

   IV.      Investment Objective and Strategy                            5

   V.       Risk Factors and Website                                     6

   VI.      Schedule of Investments                                      7-9

   VII.     Statement of Assets and Liabilities                          10

   VIII.    Statement of Operations                                      11

   IX.      Statement of Changes in Net Assets                           12

   X.       Financial Highlights                                         13

   XI.      Notes to Financial Statements                                14-16

   XII.     Top Forty Equity Positions (with prior quarter rank).        17

   XIII.    Annual Meeting of Stockholders                               18

   XVI.     Stock Repurchases                                            18

   XVII.    Frequently Asked Questions                                   19

   XVIII.   Board and Officers                                           20

                         LCM INTERNET GROWTH FUND, INC.

                             LETTER TO SHAREHOLDERS

In the mid-80's businesses used significant portions of their capital budgets to acquire computer systems, and in so doing the computer stocks became the darlings of Wall Street. Operating computers at that time required technical programming skills, and because many companies didn't see an immediate return on investment from productivity improvement quite a few reduced their capital spending in this area. Over the next few years, companies like Microsoft produced software that made computers more user friendly and accessible to a larger number of workers. When businesses saw productivity improvements, the spending on computers, peripherals and software exploded. Perceptions remained cautious and the stock prices of the leaders (Microsoft, Intel, etc.) barely kept pace with the Dow Jones Industrials through the end of 1992, but since then have produced returns ten times those of the index.

The Internet appears to be receiving a similar negative perception. According to CyberAtlas, the number of Internet users has grown from less than 20 million in 1995 to over 200 million in 2000. The problem is that the infrastructure has not kept pace. For many users, the Internet is still too slow and difficult to use, and consequently usage rates have decelerated. We foresee accelerated spending rates on infrastructure to keep up with the demand for ease of use and increased functionality.

Ultimately, the driving force behind the continued expansion of the Internet will be businesses seizing upon the improved efficiencies provided by the Internet. We believe that companies that learn to integrate their business functions with the Internet will have extreme competitive advantages over those that don't. Corporations will find that the Internet supplies answers for their ever growing enterprises: better communication through less layers of management, increased productivity, shorter product-to-market cycles, the ability to shrink order-cycle times and decrease inventories as well as minimize and eliminate obsolete inventories.

Projections of a trillion dollar E-Commerce economy have not gone away, and companies in the E-Commerce area will continue to grow their business faster, smarter, and more profitably. To that end, the Internet will continue to evolve and the infrastructure required for it to meet its full potential will be built out. Some of the current focal areas are data storage, networks and network management, optic and broadband implementation.

In 2001 we believe you will see more discussion of "Business-to-Government" or "B2G." Regardless of the outcome of the election, monies will be accelerated in this area and the purchasing cycle for the Pentagon will begin to move to online replenishment. This will not be an overnight cure, but it is the beginning and it has the potential for huge tax dollar savings in the future. We will try to add to the Fund's portfolio those stocks that we believe will benefit from the looming B2G marketplace.

The Internet is a work in progress and the economic and social impact to our business and personal world is still in the formative stages. Your Fund continues to look forward to the long-term growth of the Internet.

                    ABBREVIATED TABLE OF INVESTMENT RESULTS

FOR PERIOD ENDED
SEPTEMBER 30, 2000

LCM INTERNET GROWTH FUND - NAV*<F1>

                                                                      TOTAL
                                                                     RETURN
   NAV         1           3          6     CALENDAR     12           FROM
 RETURNS     MONTH       MONTH      MONTH      YTD      MONTH    INCEPTION*<F1>
 -------     -----       -----      -----      ---      -----    --------------
             -9.99%     -2.56%     -19.46    -11.91%     n/a         27.57%

LCM INTERNET GROWTH FUND - MARKET VALUE*<F1>

                                                                      TOTAL
                                                                     RETURN
  MARKET       1           3          6     CALENDAR     12           FROM
 RETURNS     MONTH       MONTH      MONTH      YTD      MONTH    INCEPTION*<F1>
 -------     -----       -----      -----      ---      -----    --------------
            -10.90%     -3.47%     -26.85    -30.01%     n/a         -9.02%

*<F1>  Returns for periods of less than one year are not annualized

PER SHARE DATA

                     September 30, 2000     March 31, 2000     Inception Date
                     ------------------     --------------     --------------
Market Price                $8.69               $12.44          $10.00**<F2>
Net Asset Value            $11.44               $14.81           $9.35***<F3>

**<F2> The Inception Date is October 27, 1999, the day the Fund first traded on AMEX
***<F3> The Inception Date is October 29, 1999, the day the Fund's initial public offering closed

Investors should be aware that the information contained in this page is historical data and that past performance is not indicative of future investment results. Shares, when sold, may be worth more or less than their original cost.

                                FUND DESCRIPTION

The Fund was organized on August 24, 1998 as a corporation under the laws of the State of Maryland. The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. LCM Capital Management, Inc. ("LCMCM"), a registered investment advisor, is the Fund's Investment Advisor. As of September 30, 2000, there were 2,582,883 shares of the Fund's common stock issued and outstanding.

                       INVESTMENT OBJECTIVE AND STRATEGY

The Fund's investment objective is capital appreciation through investment in a portfolio consisting primarily of equity securities issued by companies that LCMCM believes will benefit from the growth of the Internet. Equity securities are defined to include common stocks, securities convertible into common stocks, such as convertible preferred stocks, bonds, notes and debentures, and American Depository Receipts ("ADRs"). Current income is not an investment consideration. The Fund's investment objective is a fundamental policy that may not be changed without the approval of a majority of the Fund's outstanding voting securities.

Under normal market conditions, at least 65% of the Fund's total assets are invested in the equity securities of companies that engage in Internet and Internet-related activities. Under favorable market conditions, the Fund typically is substantially fully-invested in such securities. The Fund may hold a small portion of its assets (generally not more than 10%) in U.S. government securities, money market securities and cash to meet ordinary daily cash needs. Under unusual circumstances, as a defensive technique, the Fund may retain a larger portion of the cash and/or invest more assets in U.S. government securities and/or money market securities deemed by LCMCM to be consistent with a temporary defensive posture. For example, in April and May of 2000 the Fund increased its cash position beyond 35% of assets due to adverse market conditions. To the extent the Fund engages in temporary investment strategies, the Fund may not achieve its investment objective.

In order to assess Internet-related opportunities for the Fund, LCMCM has divided those companies that participate in the Internet into three major areas consisting of sectors and further broken down to sub-sectors. The three major areas are: infrastructure, content and e-commerce. Infrastructure refers to the basic connections, networks and computer and server hardware necessary to convey information from point A to point B. Content includes those sites, services, software and applications necessary to facilitate user access to information and/or services on the web. E-commerce is the structure necessary to conduct business-to-business, consumer-to-business and government-to-business transactions.

Because the Internet is so dynamic, LCMCM continues to closely monitor the Internet industry for emerging and obsolete sectors and sub-sectors. For each identified sub-sector, LCMCM evaluates the companies, both public and private, that are vying for leadership positions. Generally, such leaders are added to the Fund's holdings. However, like the sectors and sub-sectors themselves, these leaders will not remain static. The evaluation of changes among the leaders will be a continual process.

LCMCM expects that approximately 85% of the Fund's Internet-related equity investments will be divided among the leaders of the identified sub-sectors. As the leaders of the identified sub-sectors change, the Fund's investments are rebalanced so as to replicate as nearly as possible the current status of the sub-sector leaders. Such rebalancing increases the Fund's transactional expenses and portfolio turnover. The weighting of the investment in each sub-sector is partly determined by a proprietary quantitative program overlapping the portfolio. The Fund expects to invest up to the remaining 15% of its equity investments in special situations which will generally be in companies that do not have the historical basis necessary for the Fund's model or involve emerging technology.

                                  RISK FACTORS

An investment in shares of the Fund involves a number of risks. As a result, there can be no assurance that the Fund will achieve its investment objective. Due to the risks inherent in the securities in which the Fund invests, the Fund should not be considered a complete investment program. You should consider the following risk factors in evaluating an investment in shares of the Fund.

Volatility of Investments  The market prices of the securities in which the Fund
-------------------------
invests are likely to be highly volatile and are subject to wide fluctuations, which may result in similar fluctuations in the net asset value of the Fund's shares.

Concentration on the Information Technology Industry  The net asset value of the
----------------------------------------------------
Fund's shares is especially influenced by factors specific to the information technology industry and may fluctuate more than the value of shares in a portfolio investing in a broader range of industries.

Investments in Smaller Companies and/or Illiquid Securities  Because the
-----------------------------------------------------------
Internet is a relatively new development, many of the companies in which the Fund invests are small with little prior operating history, and certain of these companies have securities for which no readily available markets exists, which are restricted as to resale or are otherwise highly illiquid.

Discount from Net Asset Value  Shares of closed-end management investment
-----------------------------
companies frequently trade at a discount to their net asset value.

Initial Public Offerings  From time to time, the Fund invests in companies at
------------------------
the initial public offering stage. The Fund has no assurance that it will continue to have access to such investments, or that any such investments will be profitable for the Fund.

For a more complete discussion of the Fund's risk factors, please see the Fund's initial public offering prospectus.

                                WWW.LCMFUNDS.COM

Shareholders can get updates on the Fund's net asset value and stock price at the Fund's website, www.lcmfunds.com. Investors will also find links to the
                    ----------------
Fund's quarterly and annual reports, as well as press releases issued by the Fund.

                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

  SHARES                                                          MARKET VALUE
  ------                                                          ------------

            COMMON STOCKS - 96.4%**<F5>

               BUSINESS SERVICES - 6.2%**<F5>
    87,386     Be Free, Inc. *<F4>                                 $   371,390
   100,000     e4L, Inc. *<F4>                                          23,437
     5,000     Luminant Worldwide Corporation *<F4>                     14,844
    17,000     MarchFirst, Inc. *<F4>                                  266,688
    10,000     Sapient Corporation *<F4>                               406,875
     6,200     Scient Corporation *<F4>                                129,812
     5,000     TMP Worldwide Inc. *<F4>                                402,500
    15,000     Zengine, Inc. *<F4>                                     211,875
                                                                   -----------
                                                                     1,827,421
                                                                   -----------

               COMPUTERS AND ELECTRONICS - 10.3%**<F5>
     3,000     CTS Corporation                                         151,875
       793     Dell Computer Corporation *<F4>                          24,434
     6,000     EMC Corporation *<F4>                                   594,750
    26,000     M-Systems Flash Disk Pioneers Ltd. *<F4> f<F6>          992,875
    14,000     Robinson Nugent, Inc.*<F4>                              238,000
     6,000     SanDisk Corporation *<F4>                               400,500
    19,000     Silicon Storage Technology, Inc. *<F4>                  516,563
     1,000     Sun Microsystems, Inc. *<F4>                            116,750
                                                                   -----------
                                                                     3,035,747
                                                                   -----------

               E-COMMERCE - 11.6%**<F5>
     3,000     Ariba, Inc. *<F4>                                       429,797
    15,000     Commerce One, Inc. *<F4>                              1,177,500
     5,000     eBay, Inc. *<F4>                                        343,437
    10,000     Network Commerce Inc. *<F4>                              55,937
     9,000     PurchasePro.com, Inc. *<F4>                             790,875
    18,000     VerticalNet, Inc. *<F4>                                 632,250
                                                                   -----------
                                                                     3,429,796
                                                                   -----------

               FIBER OPTICS - 5.7%**<F5>
     1,000     Corning Incorporated                                    297,000
       500     Corvis Corporation *<F4>                                 30,523
     6,000     Finisar Corporation *<F4>                               290,250
     3,120     JDS Uniphase Corporation *<F4>                          295,425
     7,000     Sycamore Networks, Inc. *<F4>                           756,000
       500     TyCom, Ltd. *<F4> f<F6>                                  19,188
                                                                   -----------
                                                                     1,688,386
                                                                   -----------

               FINANCIAL SERVICES - 0.2%**<F5>
     1,062     American Express Company                                 64,517
                                                                   -----------

               INTERNET CONTENT - 5.0%**<F5>
     5,556     America Online, Inc. *<F4>                              298,635
    10,000     Infonautics, Inc. *<F4>                                  21,250
     6,000     InfoSpace, Inc. *<F4>                                   181,500
     3,000     Liberate Technologies, Inc. *<F4>                        86,812
    15,000     Multex.com Inc. *<F4>                                   256,875
     6,930     Yahoo! Inc. *<F4>                                       630,630
                                                                   -----------
                                                                     1,475,702
                                                                   -----------

               NETWORKING PRODUCTS - 13.2%**<F5>
     2,760     Brocade Communications Systems, Inc. *<F4>              651,360
     2,000     Emulex Corporation *<F4>                                245,000
     8,000     Foundry Networks, Inc. *<F4>                            535,500
    30,000     IBS Interactive, Inc. *<F4>                              73,125
     9,000     Information Resource Engineering, Inc. *<F4>            272,250
     9,000     JNI Corp. *<F4>                                         801,000
     3,972     Juniper Networks, Inc. *<F4>                            869,620
    10,000     Optibase Ltd. *<F4> f<F6>                               175,625
     8,000     Stratos Lightwave, Inc. *<F4>                           258,000
                                                                   -----------
                                                                     3,881,480
                                                                   -----------

               NETWORK SECURITY - 2.8%**<F5>
     2,000     Check Point Software Technologies Ltd. *<F4> f<F6>      315,000
    10,000     Network Associates, Inc. *<F4>                          226,250
   121,500     V-ONE Corporation *<F4>                                 288,562
                                                                   -----------
                                                                       829,812
                                                                   -----------

               SEMICONDUCTORS - 14.1%**<F5>
     2,108     Broadcom Corporation Class A*<F4>                       513,825
     6,000     Conexant Systems, Inc. *<F4>                            251,250
     4,000     Integrated Device Technology, Inc. *<F4> s<F7>          362,000
        18     Intel Corporation                                           748
    32,500     Intersil Holding Corporation *<F4>                    1,620,938
    51,000     Kopin Corporation *<F4>                                 918,000
    10,000     Oak Technology, Inc. *<F4>                              273,750
       508     PMC-Sierra, Inc. *<F4>                                  109,347
     2,694     Texas Instruments Incorporated                          127,123
                                                                   -----------
                                                                     4,176,981
                                                                   -----------

               SOFTWARE - 15.9%**<F5>
     2,000     ANTs SOFTWARE.COM *<F4>                                  23,500
       400     AvantGo, Inc. *<F4>                                       8,000
     2,000     BEA Systems, Inc. *<F4>                                 155,750
    11,900     Datastream Systems, Inc. *<F4>                          153,213
     5,500     i2 Technologies, Inc. *<F4>                           1,028,844
     3,500     Informatica Corporation *<F4>                           326,375
     5,000     IONA Technologies PLC ADR *<F4> f<F6>                   347,500
       546     Microsoft Corporation *<F4>                              32,931
     4,022     Oracle Corporation *<F4>                                316,732
     5,000     SpeechWorks International *<F4>                         310,000
     7,500     VERITAS Software Corporation *<F4>                    1,065,000
     13000     Vitria Technology, Inc. *<F4>                           606,125
     6,938     Wind River Systems, Inc. *<F4>                          332,590
                                                                   -----------
                                                                     4,706,560
                                                                   -----------

               TELECOMMUNICATION EQUIPMENT - 4.5%**<F5>
     4,684     ADC Telecommunications, Inc. *<F4>                      125,956
     8,000     Advanced Fibre Communications, Inc. *<F4>               303,000
    10,000     AudioCodes Ltd. *<F4> f<F6>                             851,250
       704     Nortel Networks Corporation f<F6>                        41,932
                                                                   -----------
                                                                     1,322,138
                                                                   -----------

               TELECOMMUNICATION SERVICES - 3.5%**<F5>
     7,000     PanAmSat Corporation *<F4>                              223,563
    14,000     Wireless Facilities, Inc. *<F4>                         807,625
                                                                   -----------
                                                                     1,031,188
                                                                   -----------

               WIRELESS EQUIPMENT - 3.4%**<F5>
    14,000     Adaptive Broadband Corporation *<F4>                    273,000
    28,500     Airspan Networks Inc. *<F4> f<F6>                       327,750
     1,000     Nokia Oyj ADR f<F6>                                      39,813
     8,400     Proxim, Inc. *<F4>                                      373,800
                                                                   -----------
                                                                     1,014,363
                                                                   -----------

               TOTAL COMMON STOCKS (Cost $25,774,258)               28,484,091
                                                                   -----------

            WARRANTS - 0.0%**<F5>
     7,500     IBS Interactive, Inc. v<F8>  (Acquired 3/15/00)
               Expiration March 14, 2003
               Exercise Price $13.75                                     8,850
                                                                   -----------
               TOTAL WARRANTS (Cost $18,000)                             8,850
                                                                   -----------

  PRINCIPAL
AMOUNT/SHARES
-------------

            SHORT-TERM INVESTMENTS - 5.3%**<F5>

               VARIABLE RATE DEMAND NOTES - 5.2% d<F9>
   629,208     American Family Financial Services Inc. 6.24%           629,208
   138,365     Wisconsin Corporate Central Credit Union, 6.29%         138,365
   785,127     Wisconsin Electric Power Company, 6.24%                 785,127
                                                                   -----------
               TOTAL VARIABLE RATE DEMAND NOTES                      1,552,700
                                                                   -----------

               INVESTMENT COMPANY - 0.1%**<F5>
    15,000     Star Treasury Fund, 5.44%                                15,000
                                                                   -----------

               TOTAL SHORT-TERM INVESTMENTS (Cost $1,567,700)        1,567,700
                                                                   -----------

               TOTAL INVESTMENTS (Cost $27,359,958)                $30,060,641
                                                                   -----------
                                                                   -----------

  CONTRACTS
 (100 SHARES
PER CONTRACT)
-------------
            CALL OPTIONS WRITTEN - (0.0%)**<F5>
        10     Integrated Device Technology, Inc.
               Expiration:  October 2000
               Exercise Price:  $95.00                             $     6,625
                                                                   -----------
               TOTAL CALL OPTIONS WRITTEN
                 (Premiums received $9,825)                        $     6,625
                                                                   -----------
                                                                   -----------

  *<F4>   Non-income producing security
 **<F5>   Computed as a percentage of net assets
  f<F6>   Foreign security
  s<F7>   Security pledged as collateral for written options
    ADR   American Depository Receipt
  v<F8>   Fair valued security
  d<F9> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2000.

See Notes to Financial Statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

ASSETS:
Investments, at market value (cost $27,359,958)                    $30,060,641
Cash                                                                    69,565
Dividends and interest receivable                                        8,580
Other assets                                                            23,376
                                                                   -----------
       Total assets                                                 30,162,162
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                      499,090
Options written, at value (premiums received $9,825)                     6,625
Payable to Adviser                                                      23,882
Accrued expenses and other liabilities                                  83,247
                                                                   -----------
       Total liabilities                                               612,844
                                                                   -----------

NET ASSETS                                                         $29,549,318
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Common stock, at par ($0.01), 500 million shares authorized        $    26,406
Additional paid-in capital                                          24,677,104
Cost of 57,700 shares held in treasury                                (532,994)
Accumulated undistributed net realized gains                         2,674,919
Net unrealized appreciation on:
       Investments                                                   2,700,683
       Written options                                                   3,200
                                                                   -----------
       Net assets                                                  $29,549,318
                                                                   -----------
                                                                   -----------

Net assets, per share of Common Stock
  (based on 2,582,883 shares outstanding)                          $     11.44
                                                                   -----------
                                                                   -----------

Market value, per share of Common Stock                            $    8.6875
                                                                   -----------
                                                                   -----------

                       See Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME:
     Interest income                                               $   217,307
     Dividend income                                                     3,153
                                                                   -----------
     Total investment income                                           220,460
                                                                   -----------

EXPENSES:
     Investment advisory fee                                           156,766
     Administration fee                                                 18,117
     Shareholder servicing and accounting costs                         27,999
     Custody fees                                                       11,895
     Registration                                                        3,843
     Professional fees                                                  18,483
     Reports to shareholders                                            23,725
     Directors' fees and expenses                                       18,300
     Other                                                              10,980
                                                                   -----------
     Total expenses                                                    290,108
                                                                   -----------
     Net investment loss                                               (69,648)
                                                                   -----------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
     Realized gain (loss) on:
        Long transactions                                           (3,158,914)
        Short sale transactions                                         (3,109)
        Options expired or closed                                      275,337
     Change in unrealized appreciation (depreciation) on:
        Investments                                                 (4,655,572)
        Written options                                                (90,279)
                                                                   -----------
     Net realized and unrealized gain (loss) on investments         (7,632,537)
                                                                   -----------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(7,702,185)
                                                                   -----------
                                                                   -----------

                       See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Six months               For the Period
                                                                                       Ended             October 29, 1999 (1)<F10>
                                                                                 September 30, 2000          to March 31, 2000
                                                                                 ------------------      -------------------------
                                                                                    (unaudited)
OPERATIONS:
Net investment loss                                                                 $   (69,648)                $  (139,316)
Net realized gain (loss) on:
     Long transactions                                                               (3,158,914)                  7,022,071
     Short transactions                                                                  (3,109)                     11,684
     Options contracts expired or closed                                                275,337                      57,105
Change in unrealized appreciation (depreciation) on:
     Investments                                                                     (4,655,572)                  7,356,255
     Written options                                                                    (90,279)                     93,479
                                                                                    -----------                 -----------
Net decrease in net assets resulting from operations                                 (7,702,185)                 14,401,278
                                                                                    -----------                 -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold (2,640,583 shares)                                                  -                  24,703,510
Cost of treasury shares repurchased (57,700 shares)                                    (532,993)                          -
                                                                                    -----------                 -----------
Net decrease in net assets resulting from capital share transactions                   (532,993)                 24,703,510
                                                                                    -----------                 -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains                                                                   (1,320,292)                          -
                                                                                    -----------                 -----------
Total distributions                                                                  (1,320,292)                          -
                                                                                    -----------                 -----------


TOTAL DECREASE IN NET ASSETS                                                         (9,555,470)                 39,104,788
                                                                                    -----------                 -----------

NET ASSETS
     Beginning of period                                                             39,104,788                           -
                                                                                    -----------                 -----------
     End of year                                                                    $29,549,318                 $39,104,788
                                                                                    -----------                 -----------
                                                                                    -----------                 -----------

(1)<F10>  Commencement of Operations

                       See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS


                                                                                                              For the Period
                                                                                  Six Months Ended        October 29, 1999 *<F11>
                                                                                 September 30, 2000          to March 31, 2000
                                                                                 ------------------       -----------------------
Net asset value, beginning of period                                                  $14.81                       $9.35

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                                                    (0.03)                      (0.05)
Net realized and unrealized loss on investments                                        (2.84)                       5.51
                                                                                      ------                      ------
      Net decrease in net asset value from operations                                  (2.87)                       5.46
                                                                                      ------                      ------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains                                                                     (0.50)                          -
                                                                                      ------                      ------
      Total Distributions                                                              (0.50)                          -
                                                                                      ------                      ------

Net asset value, end of period                                                        $11.44                      $14.81
                                                                                      ------                      ------
                                                                                      ------                      ------

TOTAL RETURN
   Market value                                                                     (26.85)%**<F12>               24.38%
   Net asset value                                                                  (19.46)%**<F12>               58.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's ommitted)                                           $29,549                     $39,105
Ratio of expenses to average net assets                                                1.85%***<F13>               1.78%
Rato of net investment loss to average net assets                                    (0.44)%***<F13>             (0.94)%
Portfolio turnover rate                                                              214.44%                     168.62%

  *<F11>   Commencement of operations.
 **<F12>   Not annualized.
***<F13>   Annualized.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

LCM Internet Growth Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 24, 1998 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on October 29, 1999. The investment objective of the Fund is to seek capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that the Fund's investment adviser believes will benefit from growth of the Internet. Current dividend income is not an investment consideration. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies that engage in Internet and Internet-related activities. The following is a summary of significant accounting policies followed by the Fund.

a) Investment Valuation - Common stocks and securities sold short that are listed on a security exchange or quoted on NASDAQ are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. If such securities were not traded on the valuation date, they are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Investments in open-end mutual funds are valued at the net asset value on the day the valuation is made. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At September 30, 2000, such securities represent 0.03% of the Fund's net assets.

b) Written Option Accounting - The Fund writes (sells) call options for trading purposes and writes put options for hedging purposes. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale). All written options must be fully collateralized. The Fund maintains segregated collateral, as appropriate, consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of the purchase obligation of put options or the market value of the instrument underlying the contract for call options. See Note 3 for options written by the Fund for the period ended September 30, 2000.

c) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put and call option contracts are held by the Fund for trading and hedging purposes.

d) Short Sales - The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the short sale proceeds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require the Fund to purchase the securities at prices which may differ from the market value reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short. At September 30, 2000, the Fund did not hold any short positions.

e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute, at least annually, substantially all of its net investment income and net realized capital gains to shareholders. Therefore, no provision for federal income or excise taxes is required.

g) Investment Income and Investment Transactions - Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income (or expense on securities sold short) is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

h) Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

i) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments, options and short positions) aggregated $61,408,829 and $50,145,271, respectively, for the period ended September 30, 2000.

At September 30, 2000, gross unrealized appreciation and depreciation of investments were as follows:

       Appreciation                              $ 6,271,942
       Depreciation                               (3,536,450)
                                                 -----------
       Net appreciation on investments           $ 2,735,492

3.  OPTION CONTRACTS WRITTEN

The premium amount and the number of option contracts written during the period ended September 30, 2000, were as follows:

                                 PREMIUM AMOUNT        NUMBER OF CONTRACTS
Options outstanding at
   March 31, 2000                   $227,604                    90
Options written                      222,020                   360
Options closed                      (260,324)                 (370)
Options expired                     (179,475)                  (70)
                                    --------                  ----
   Options outstanding at
      September 30, 2000              $9,825                    10
                                    --------                  ----
                                    --------                  ----

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an investment advisory agreement with LCM Capital Management, Inc. ("LCMCM"). Pursuant to this agreement, LCMCM is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1% as applied to the Fund's daily net assets.

Firstar Mutual Fund Services, LLC serves as administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as transfer agent, dividend paying agent, registrar, custodian for the Fund.

5.  STOCK REPURCHASE PROGRAM

The Fund may repurchase its shares at such time as the Fund's shares are trading at a greater than 10% discount to the Fund's net asset value. During the period ended September 30, 2000, the Fund purchased 57,700 shares of capital stock on the open market at a cost of $532,993. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 22.6%. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws. The shares purchased are held in treasury.

6.  CAPITAL STOCK

There were no transactions in shares of common stock for the year ended March 31, 2000. Transactions in shares of common stock for the period ended September 30, 2000 were as follows:

   Shares outstanding, beginning of period         2,640,583
   Shares repurchased                                (57,700)
                                                   ---------
   Shares, outstanding, end of period              2,582,883
                                                   ---------
                                                   ---------

                           TOP FORTY EQUITY POSITIONS

     RANK           RANK                                                                                    PERCENTAGE OF
   9/30/2000      3/31/2000      SECURITY                                              VALUE                  NET ASSETS
       1             22          Intersil Holding Corporation                        $1,620,938                 5.48%
       2              -          Commerce One, Inc.                                   1,177,500                 3.98%
       3              3          VERITAS Software Corporation                         1,065,000                 3.60%
       4             32          i2 Technologies, Inc                                 1,028,844                 3.48%
       5             16          M -Systems Flash Disk Pioneers Ltd.                    992,845                 3.36%
       6              -          Kopin Corporation                                      918,000                 3.11%
       7              1          Juniper Networks, Inc.                                 869,620                 2.94%
       8              -          Audiocodes LTD                                         851,250                 2.88%
       9              -          Wireless Facilities, Inc.                              807,625                 2.73%
      10              -          JNI Corp.                                              801,000                 2.71%
      11              -          Purchasepro.com                                        790,875                 2.68%
      12             42          Sycamore Networks                                      756,000                 2.56%
      13              7          Brocade Communications Systems, Inc.                   651,360                 2.20%
      14              -          Verticalnet, Inc.                                      632,250                 2.14%
      15             24          Yahoo! Inc.                                            630,630                 2.13%
      16              -          Vitria Technology, Inc.                                606,125                 2.05%
      17              -          EMC Corporation                                        594,750                 2.01%
      18              -          Foundry Networks                                       535,500                 1.81%
      19              -          Silicon Storage Technology Inc.                        516,563                 1.75%
      20              5          Broadcom Corporation Class A                           513,825                 1.74%
      21             13          Ariba, Inc.                                            429,797                 1.45%
      22              -          Sapient Corporation                                    406,875                 1.38%
      23             30          TMP Worldwide, Inc.                                    402,500                 1.36%
      24              -          Sandisk Corp.                                          400,500                 1.35%
      25             21          Proxim, Inc.                                           373,800                 1.26%
      26             81          Be Free, Inc.                                          371,391                 1.26%
      27              -          Integrated Device Technology, Inc.                     362,000                 1.22%
      28              -          Iona Technologies PLC                                  347,500                 1.18%
      29             56          EBay, Inc.                                             343,438                 1.16%
      30             75          Wind River Systems, Inc.                               332,590                 1.13%
      31              -          Airspan Networks                                       327,750                 1.11%
      32              -          Informatica Corp.                                      326,375                 1.10%
      33              4          Oracle Systems                                         316,733                 1.07%
      34             19          Check Point Software Technologies Ltd                  315,000                 1.07%
      35              -          Speechworks International                              310,000                 1.05%
      36              9          Advanced Fibre Communications, Inc.                    303,000                 1.03%
      37             100         America Online, Inc.                                   298,635                 1.01%
      38              -          Corning Corp.                                          297,000                 1.00%
      39             15          JDS Uniphase Corp.                                     295,425                 1.00%
      40             94          Finisar Corp.                                          290,250                 0.98%

                         ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of stockholders of the Fund was held on June 29, 2000. At the meeting all the directors of the Fund were re-elected by the following vote of the holders of the Common Stock:

                                   Votes For         Votes Withheld
                                   ---------         --------------
Michael Grady                      2,669,064              8,414
Barry Glasgow                      2,665,973             11,505
David Schwering                    2,669,064              8,414
Michael Radnor                     2,668,776              8,702
George Kraft                       2,669,064              8,414
Lawrence Harb                      2,668,064              9,414

In addition, the selection of PricewaterhouseCoopers, LLP as independent auditors of the Fund for the following fiscal year was ratified by the shareholders by the following vote:

                               Votes For       Votes Against    Votes Withheld
                               ---------       -------------    --------------
PricewaterhouseCoopers         2,666,932           6,427             4,119

                               STOCK REPURCHASES

At the initial meeting of the Board of Directors, the Board authorized the Fund's managers to repurchase shares of the Fund at such times as the Fund's shares are trading at a substantial discount to NAV (greater than 10%). Notification was made in the Fund's Prospectus and the authority to repurchase shares was restated in the Fund's Annual Report dated as of March 31, 2000.

In the quarter ended September 30, 2000 the Fund repurchased 57,700 shares on the open market. This repurchase amounted to approximately 2.2% of the Fund's outstanding shares. As of September 30, 2,582,883 shares of the Fund remained outstanding.

This report, including the financial statements herein, is transmitted to the shareholders of LCM Internet Growth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                           FREQUENTLY ASKED QUESTIONS

HOW DOES ONE INVEST IN LCM INTERNET GROWTH FUND?

Unlike common mutual funds, the Fund is a closed-end investment company, which means that its shares of common stock are bought and sold in the same manner as other publicly listed companies. Shares of the Fund trade on the American Stock Exchange under the symbol "FND". Shares of FND may be bought or sold through any registered investment securities dealer, including online trading firms.

WHAT IS THE DIFFERENCE BETWEEN CLOSED-END AND OPEN-END FUNDS?

Both types of investment companies are authorized by the Investment Company Act of 1940 and both are commonly called mutual funds. However, there are important differences between the two. Open-end funds continually issue and redeem their own securities at net asset value, whereas closed-end funds offer their securities through an initial public offering and the shares are thereafter traded on an exchange at a price determined by market conditions, and which may not necessarily correlate with the fund's net asset value. Open-end funds are subject to unpredictable capital inflows and outflows, but also have the opportunity to grow at a rapid rate by adding additional investors and/or investment capital. Closed-end funds managers have greater certainty as to the assets under management, but growth of a closed-end fund comes almost entirely from the appreciation of its assets. For more information on closed end funds, including articles by industry analysts, see www.cefa.com/research.
                                             ---------------------

THE FUND INVESTS IN INTERNET COMPANIES.  WHAT IS AN INTERNET COMPANY?

These days, it seems like every company thinks it is an "Internet company." However, an established company announcing a "new Internet strategy" does not necessarily make that company a true Internet player. The Internet is a pervasive industry that encompasses a great number of companies beyond the obvious dotcoms like AOL, Amazon and Yahoo! The Fund's manager generally looks for companies whose main business falls within one or more of the following categories in the Internet industry: Infrastructure, Content and E-Commerce.

HOW CAN ONE FIND INFORMATION ABOUT THE FUND'S STOCK PRICE, NET ASSET VALUE AND TRADING ACTIVITY?

The Fund's end-of-day stock price and net asset value (NAV) are generally posted on the Fund's website, www.lcmfunds.com on a daily basis. Trading information
                       ----------------
for FND can be obtained from any source that lists information for stocks listed on AMEX, such as major newspapers and online quotation websites.

ARE STOCK CERTIFICATES AVAILABLE?

Yes. While the majority of shareholders hold their shares in book entry form, all record shareholders are entitled to receive a certificate evidencing their shares if so desired. To request a stock certificate, or to replace a lost, damaged or stolen certificate, please contact your broker or Firstar Bank, P.O. Box 1118, Cincinnati, Ohio 45201, Attention: Transfer Agent for LCM Internet Growth Fund.

DOES THE FUND PAY REGULAR DIVIDENDS?

The Fund does not pay regular dividends, but from time to time it may make special distributions to shareholders. Should the Board declare a regular dividend or an additional special distribution in the future, the Fund will make a prior notification to shareholders through a press release to that effect. Visit www.lcmfunds.com regularly to keep up to date with announcements by the
      ----------------
Fund.

                               BOARD OF DIRECTORS

MICHAEL R. GRADY, Jr.                        BARRY J. GLASGOW
President                                    Chief Investment Officer
LCM Capital Management, Inc.                 LCM Capital Management, Inc.
Chicago, Illinois                            Chicago, Illinois

DAVID VON VISTAUXX, Ph.D.*<F14>              MICHAEL RADNOR, Ph.D.
President and Director                       Professor
American Communication & Computation, Inc.   Kellogg Graduate School
Silver Spring, Maryland                        of Management
                                             Northwestern University
                                             Evanston, Illinois

GEORGE D. KRAFT, Ph.D.                       LAWRENCE E. HARB
Professor                                    President
I.I.T. Stuart Graduate School                IT Risk Managers, Inc.
  of Business                                Okemos, Michigan
Chicago, Illinois

                               EXECUTIVE OFFICERS

MICHAEL R. GRADY, Jr.                        BARRY J. GLASGOW
President and Treasurer                      Vice President and Secretary

                               INVESTMENT ADVISOR

                          LCM CAPITAL MANAGEMENT, INC.
                               223 W. Lake Street
                            Chicago, Illinois 60606
                                  312-705-3028

                    CUSTODIAN, TRANSFER AGENT AND REGISTRAR

                               FIRSTAR BANK, N.A.
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

*<F14>  nee David Schwering